UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  May 8, 2009

DANVERS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-33896

Delaware	04-344675
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Conant Street, Danvers, Massachusetts 01923
(Address of Principal Executive Offices, Including Zip Code)

(978) 777-2200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in this Report

Item 8.01.                      Other Events.

At the Annual Meeting of Stockholders of Danvers Bancorp, Inc. (the “Company”), the stockholders elected the following five (5) individuals to serve on the Company’s Board of Directors until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected:  Kevin T. Bottomley, Diane C. Brinkley, Robert J. Broudo, Craig S. Cerretani, Eleanor M. Hersey and Mary Coffey Moran.

A copy of the presentation given to stockholders at the Annual Meeting is available on the Company’s website at www.danversbank.com.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date: May 8, 2009			DANVERS BANCORP, INC.
	By:	/s/	Michael W. McCurdy
Michael W. McCurdy
Senior Vice President and General Counsel